February 2, 2026

BNY MELLON INVESTMENT FUNDS IV, INC.

- BNY Mellon Floating Rate Income Fund

Supplement to Current Summary Prospectus and Prospectus

Alcentra NY, LLC, the fund's sub-adviser, has changed its name to BSP NY LLC. Accordingly, effective immediately, all references to Alcentra NY, LLC and Alcentra in the Summary Prospectus and Prospectus are replaced with BSP NY LLC and BSP, respectively.

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